UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 17, 2005

Kendle International Inc.
(Exact name of registrant as specified in charter)

Ohio	000-23019	31-1274091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Vine Street, Suite 1200, Cincinnati, Ohio 45202
(Address of principal executive offices)

(513) 381-5500
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On February 17, 2005, the Management Development and Compensation Committee of the Board of Directors of Kendle International Inc. (the “Company”) completed its annual performance and compensation review of the Company’s Named Executive Officers, who are set forth below in the table, and approved the base salary level for each Named Executive Officer. The adjusted base salary for each Named Executive Officer becomes effective March 28, 2005.

Named Executive Officer	Adjusted Base Salary
Candace Kendle	$347,100
Christopher C. Bergen	$300,800
Karl Brenkert III	$209,600
Simon Higginbotham	$221,500
Douglas W. Campbell	$182,800

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2005	Kendle International Inc. /s/Douglas W. Campbell —————————————— Douglas W. Campbell Vice President, Secretary and Chief Legal Officer